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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 16, 2004
                                                 ---------------------

                         FairPoint Communications, Inc.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   333-56365              13-3725229
----------------------------  ----------------------  ---------------------
(State or other jurisdiction     (Commission File        (IRS Employer
     of incorporation)                Number)            Identification
                                                              No.)

          521 East Morehead Street,
                  Suite 250,
          Charlotte, North Carolina                     28202
      -----------------------------------        ------------------
       (Address of principal executive               (Zip Code)
                   offices)

Registrant's telephone number, including area code  (704) 344-8150
                                                   ---------------

                                       N/A
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events

     On December 16, 2004, FairPoint Communications, Inc. (the "Company") filed a press release announcing that it had filed an amendment to its registration statement originally filed March 25, 2004 with the Securities and Exchange Commission. The registration statement originally applied to an initial public offering of Income Deposit Securities representing shares of class A common stock and senior subordinated notes. The registration statement, as amended, now pertains to an initial public offering of the Company's common stock. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(c)  Exhibits

* 99.1 Press release issued December 16, 2004 entitled "FairPoint
Communications, Inc. Files Amendment to Registration Statement for Proposed Initial Public Offering of Common Stock."



---------
* Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FAIRPOINT COMMUNICATIONS, INC.


                                       By:  /s/ Walter E. Leach, Jr.
                                            ----------------------------------
                                            Name:   Walter E. Leach, Jr.
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer


Date:  December 16, 2004